ASSET PURCHASE AGREEMENT


         THIS ASSET PURCHASE AGREEMENT (the "Agreement") is made and entered into as of May 2, 1997, by and between PowerTrader, Inc., a Delaware corporation (the "PURCHASER") and West Coast Title Search Ltd., a British Columbia corporation (the "SELLER").

                              W I T N E S S E T H:

         WHEREAS, SELLER owns all of the rights, title and interest, throughout the world, in and to the software, hardware and source code known as Omen III ("Omen III"), and certain assets related to Omen III (together with Omen III, the "Purchased Assets"); and

         WHEREAS, PURCHASER has conducted its due diligence with respect to its interest in purchasing the Purchased Assets from the SELLER; and

         WHEREAS, PURCHASER wishes to purchase the Purchased Assets from the SELLER on the terms and conditions contained herein;

         NOW THEREFORE, in consideration of the premises and of the agreements and provisions set forth herein, and subject to the conditions herein contained, it is mutually agreed as follows:


                SECTION I - PURCHASE AND SALE OF PURCHASED ASSETS

         1.1 Agreement to Purchase. Upon the terms and subject to the conditions set forth in this Agreement, and in reliance upon the representations, warranties and covenants made in this Agreement, PURCHASER agrees to purchase at the Closing (as defined below in Section 1.4), and SELLER agrees to sell, transfer, grant, convey and assign to PURCHASER at the Closing, the Purchased Assets, which include the following assets and properties:

                  (a)      Omen III;

                  (b) all NeXT Computer equipment and supplies, including the operating system, any peripherals, all software, hardware and development tools set forth in the Disclosure Schedule attached hereto as Exhibit A ("NeXT Computer");

                  (c) the technical specifications of Omen III, including all studies, analysis and reports, generally known as the High Level Technical Design and as set forth on the Disclosure Schedule ("HLTD");

                  (d) that certain High Level Technical Design License Agreement dated August 4 between SELLER and Grandmaster
         Technologies, Inc. (the "Grandmaster Agreement");

                  (e) all records, correspondence, technical, accounting, manufacturing and procedural manuals, advertising and promotional materials, customer lists, cost sheets, vendor information, employment records, reports relating to the Purchased Assets or the general condition of the Purchased Assets and any confidential information relating to the Purchased Assets which has been reduced to writing (including all originals and reproducible copies of each of the foregoing and magnetic tapes and machine readable codes or other media reasonably necessary to generate the foregoing) in SELLER'S possession or control;

                  (f) all claims, prepayments, refunds, causes of action, choses in action, rights of recovery, rights of set-off, rights of recoupment relating to the Purchased Assets and rights to sue for any past infringement; and

                  (g) all of SELLER's right, title and interest in and to all intangible property rights relating to the Purchased Assets, including but not limited to, the copyright and any renewal and extension thereof, the right to patent the Purchased Assets or any part thereof, the right to claim priority thereof, the trademark and logo.

         1.2 Purchase Price. In consideration of the transfer by SELLER to PURCHASER of the Purchased Assets, PURCHASER shall pay to SELLER Two Hundred Eighty-Five Thousand Canadian Dollars (CDN$285,000), and issue to SELLER One Hundred Twenty-Five Thousand (125,000) shares of PURCHASER'S common stock
(collectively,  the  "Purchase  Price"),  in accordance  with the  provisions of
Section 1.3.

         1.3 Terms of Payment. The Purchase Price will be payable to SELLER by PURCHASER as follows:

                  (a) Two Hundred Eighty Five Thousand Canadian Dollars (CDN$285,000.00) in cash on the date that American Stock Transfer and Trust Company ("AST") as escrow agent under a certain Escrow Agreement dated as of April 4, 1997 disburses to PURCHASER the proceeds of the current public offering of PURCHASER'S securities (the "Offering") with respect to which a registration statement on Form SB-2 (No. 333-20121) (the "Registration Statement") has been declared effective by the Securities Exchange Commission under the Securities Act of 1933, as amended (the "Act"), but in any case not later than November 3, 1997; and,

                  (b) One Hundred Twenty-Five Thousand (125,000) shares of PURCHASER'S common stock (the "Shares") to be issued on the date this Agreement is executed, subject to any restrictions imposed by the Act.

         1.4 Closing. The purchase and sale of the Purchased Assets, and the consummation of all other transactions contemplated hereby (the "Closing") shall take place at the offices of PowerTrader, Inc., Suite 591, 885 Dunsmuir Street, Vancouver, B.C. V6C 1N5 at 10:00 a.m. on May 2, 1997, concurrent with the execution of this Agreement (the "Closing Date"). At the Closing, title and risk of loss to the Purchased Assets shall pass from SELLER to PURCHASER. However, as security for the due and prompt payment of that portion of the Purchase Price to be paid in accordance with Section 1.3(a) above, all tangible expressions of the Purchased Assets and the Shares shall be deposited with Kerr, Redekop, Leinburd & Boswell, as escrow agent (the "Closing Escrow Agent") to be held and disbursed in accordance with the Closing Escrow Agreement, a form of which is attached hereto as Exhibit B.

         Simultaneously, the parties hereto shall execute and deliver to the Closing Escrow Agent such other documents and instruments as are required to be delivered pursuant to this Agreement, a duly executed and witnessed Warranty Bill of Sale (in the form of Exhibit C hereto) and such other documents and instruments as are required or desirable in the opinion of PURCHASER's counsel to effectively vest in PURCHASER full, indefeasible, merchantable, legal, equitable and beneficial title to the Purchased Assets with full substitution and subrogation to all rights and actions of warranty, free and clear of all debts, claims, securities, means, encumbrances and other title retention agreements, pledges, assessments, covenants, restrictions and charges of every nature (each an "Encumbrance").

         1.5 Assumption of Liabilities. PURCHASER shall not assume, or take title to the Purchased Assets subject to, or in any way be liable, obligated or responsible for any liabilities or obligations of SELLER, including without limitation, (i) any liability or obligation of SELLER under any mortgage, deed of trust, security agreement, financing statement or capital lease or any note, bond or other instruments secured thereby, (ii) any liability or obligation of SELLER existing at or arising after the Closing under any contract, agreement, license, permit and any other instrument which results from the breach or wrongful action or inaction of SELLER prior to the Closing, or (iii) any tax liability, including sales and use tax, accruing prior to the Closing; provided, however, that PURCHASER shall assume all obligations and liabilities of SELLER under the Grandmaster Agreement, in accordance with the terms and conditions of the Assignment and Assumption Agreement attached hereto as Exhibit D.

         1.6 Tax Payments. PURCHASER shall pay and discharge any and all sales, use, gross receipts, transfer or other transaction tax which may be imposed upon or measured by the value of any sale, transfer or conveyance under this Agreement.

         1.7 PURCHASER Acknowledgement. PURCHASER acknowledges that the Purchased Assets might not meet the requirements of PURCHASER or that the operation of any of the Purchased Assets might not be uninterrupted or error free. PURCHASER further acknowledges that the SELLER has not, except as set forth in this Agreement, made any warranties of merchantability or fitness for a particular purpose, and such warranties are therefore expressly excluded.


                          SECTION II - REPRESENTATIONS
                            AND WARRANTIES OF SELLER

         As an inducement to PURCHASER to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, SELLER hereby makes the following representations, warranties and covenants with, to and for the benefit of PURCHASER.

         2.1 Organization, Standing and Qualification of SELLER. SELLER is a corporation duly organized, validly existing, and in good standing under the laws of the Province of British Columbia, has all requisite power and authority to carry on lawfully its business as now conducted and as proposed to be conducted, and is in good standing or existence in all other jurisdictions in which SELLER is required to be registered or qualified to do business, except where the failure to be so registered or qualified would not have a material adverse affect on the Purchased Assets.

         2.2 Authority. SELLER has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, which have been duly authorized by all proper and necessary corporate and other action on the part of SELLER and no further authorization, consent or approval of SELLER, its board of directors or shareholders, or of any regulatory body or third-party is required as a condition to the validity of this Agreement or to give effect to the transactions contemplated hereby. This Agreement constitutes a valid and binding agreement of SELLER and is enforceable against it in accordance with its terms.

         2.3 Compliance with Other Instruments. SELLER is not in violation of any provisions of its governing instruments, as amended and in effect as of the Closing, or any provision of any mortgage, indenture, contract, agreement, instrument, judgment or decree to which it is a party or by which it is bound, or of any provision of any jurisdiction or judgment, writ, decree, order, statute, rule or governmental regulation applicable to it or the Purchased Assets. The execution, delivery and performance of this Agreement will not result in any such violation or be in conflict with, constitute a default or accelerate or augment the performance otherwise required under, any such documents and instruments and will not result in the creation of any Encumbrance upon any of the Purchased Assets.

         2.4 Adverse Liabilities. There is no liability or obligation, secured or unsecured, whether accrued, absolute or contingent affecting the Purchased Assets, and there is no reasonable basis for the imposition of any unasserted or other liability or obligation.

         2.5 Title to and Condition of the Purchased Assets. Except as set forth in the Disclosure Schedule, all of Omen III is original and does not incorporate any component authored by another person. SELLER has good and marketable title to all of the Purchased Assets and the Purchased Assets are free and clear of all Encumbrances.

         2.6 Litigation. Except as set forth in the Disclosure Schedule, there are no legal actions, suits, arbitrations or other legal, administrative or governmental proceedings pending or, to the knowledge of SELLER, threatened against the Purchased Assets or SELLER. SELLER is not aware of any facts which might result in or form the basis for any such action, suit or other proceeding. SELLER is not in default with respect to any judgment, order, injunction or decree of any court or any governmental agency or instrumentality.

         2.7 Contracts. Except for the Grandmaster Agreement, SELLER is not a party to, nor are any of the Purchased Assets bound by, any agreement, indenture, mortgage, license or lease between SELLER and any third party relating to the Purchased Assets.

         2.8 Intellectual Property. SELLER does not utilize any patent, patent right, patent application, trademark, trademark application, service mark, service mark application, trade name, copyright, copy application, software, trade secret, confidential information or proprietary know-how, related to the Purchased Assets, except for those listed in the Disclosure Schedule. All such ideas and or forms of expression contained or reflected therein are referred to herein as the Intellectual Property. All of the Intellectual Property is owned by SELLER free and clear of any Encumbrances, royalty obligations, licenses and sub-licenses, except as set forth in the Disclosure Schedule. SELLER has not unlawfully or wrongfully used any Intellectual Property owned or claimed by another. SELLER is not in default under, nor has it received any notice of any claim of infringement or of any other claim or proceeding relating to, any such Intellectual Property. No present or former employee of SELLER and no other person owns or has a proprietary, financial or other interest, direct or indirect in whole or in part in any Intellectual Property.

         2.9  Compliance with Regulation S.

                   (a) SELLER has received, carefully read and is familiar with the Registration Statement of PURCHASER and all of the documents filed or required to be filed by PURCHASER with the Securities and Exchange Commission (the "Securities Filing"). SELLER is familiar with PURCHASER's business, plans and financial condition, the terms of the Offering and any other matters relating to the Offering. SELLER has received all materials which have been requested by SELLER, has had reasonable opportunity to ask questions of PURCHASER and its representatives, and PURCHASER and its representatives have answered all inquiries that SELLER or SELLER's representatives have put to it. SELLER has had access to all additional information necessary to verify the accuracy of the information set forth in the Registration Statement and the Securities Filings and any other materials furnished herewith, and has taken all the steps necessary to evaluate the merits and risks of an investment in the Shares, as proposed hereunder.

                  (b) SELLER has such knowledge and experience in finance, securities, investments and other business matters so as to be able to protect the interests of SELLER in connection with this transaction, and SELLER's investment in PURCHASER hereunder is not material when compared to SELLER's total financial capacity.

                  (c) SELLER understands the various risks of an investment in PURCHASER as proposed herein and can afford to bear such risks, including without limitation, the risk of losing the entire investment of SELLER in the Shares.

                  (d) There is no present trading market for the Shares and there can be no assurance that a market for the Shares will develop in the future. SELLER acknowledges that the number of shares presently available for purchase and sale in the hands of the general public is relatively small. Consequently, trading in the Shares has not been consistently active. Accordingly, SELLER may find it impossible to liquidate the investment of SELLER in the Shares at a time when it may be necessary or desirable to do so or at any time. Moreover, future sales of substantial amounts of the Shares in the public market following the Offering, or the availability of such shares for sale, could affect the prevailing market price of the Shares and may make it more difficult for SELLER to liquidate SELLER's investment in the future at times and prices which SELLER deems appropriate.

                  (e) SELLER has been advised by PURCHASER that: (i) none of the Shares have been registered under the Act, (ii) the Shares will be issued on the basis of the statutory exemption provided by Regulation S relating to offers and sales of securities that occur outside of the United States, (iii) this transaction has not been reviewed by, passed on or submitted to any governmental or self-regulatory organization, and (iv) PURCHASER's reliance upon Regulation S is based in part upon the representations made by SELLER in this Agreement. SELLER acknowledges that SELLER has been informed by the PURCHASER and its representatives of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the Shares. In particular, SELLER agrees that no sale, transfer or other disposition of any of the Shares shall be valid or effective, and PURCHASER shall not be required to give effect to any such sale, transfer or other disposition, during the 40-day period commencing on the date of the execution of this Agreement (the "Restricted Period"), unless: (A) the Shares are sold, transferred or disposed of in accordance with all of the conditions of Regulation S, (B) the sale, transfer or other disposition of such Shares is registered under the Securities Act, or (C) the sale, transfer or disposition is otherwise exempt from registration under the Securities Act. SELLER further understands that an opinion of counsel or other documentation may be required to transfer the Shares and that the Shares shall be subject to a stop transfer order on the records of PURCHASER or its transfer agent during the Restricted Period and the certificate representing the Shares will bear a legend describing the restrictions imposed on the transfer of the Shares. Upon expiration of the Restriction Period and at the request of the SELLER, PURCHASER shall instruct its transfer agent to remove such legend.

                  (f) SELLER will acquire the Shares for SELLER's own account for investment and not with a view to the sale or disposition thereof or the granting of any participation therein. SELLER has no present intention of distributing or selling to others any interest in the Shares or granting any participation therein.

                  (g) It never has been represented, guaranteed or warranted by PURCHASER or any of its representatives, officers, directors, shareholders, partners, employees or agents, or any other person, whether expressly or by implication, that: (i) PURCHASER or SELLER will realize any given percentage of profits and/or amount or type of consideration, profit or loss, as a result of PURCHASER's activities or SELLER's investment in PURCHASER, or (ii) the past performance or experience of the management of PURCHASER, or of any other person, will in any way indicate the potential results of PURCHASER's activities or the ownership of the Shares.

                  (h) No oral or written information has been provided or representations have been made other than as stated in this Agreement, the Registration Statement or the Securities Filings; and no oral or written information furnished to SELLER or SELLER's advisors in connection with the Offering were in any way inconsistent with the information stated in this Agreement, the Registration Statement or the Securities Filings.

                  (i) SELLER is not a "U.S. Person" as that term is defined by Rule 902(O) of Regulation S. PURCHASER did not offer to sell or solicit an offer to buy from SELLER, nor did SELLER offer to purchase or solicit an offer to sell the Shares from PURCHASER, at a time when SELLER or any of SELLER's agents or representatives, acting as such in connection with the Offering, were physically located within the United States. At the time this Agreement was executed, SELLER was physically located outside the United States. SELLER is not acquiring Shares as a result of or, to SELLER's knowledge, subsequent to any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Shares, including, any advertisement, article, notice or other communication published in any newspaper, magazine or other publication of general circulation in the United States.


                         SECTION III - REPRESENTATIONS,
                      WARRANTIES AND COVENANTS OF PURCHASER

         As an inducement to SELLER to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, PURCHASER hereby makes the following representations, warranties and covenants with, to and for the benefit of SELLER.

         3.1 Organization, Standing and Authorization. PURCHASER is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite corporate power and authority to carry on lawfully its business as now conducted and as proposed to be conducted, and is qualified as a foreign corporation in good standing or existence in all other jurisdictions of which such qualification is required. PURCHASER has in effect all governmental authorizations, franchises, licenses and permits necessary and required for it to carry on its business as currently being conducted.

         3.2 Authority. PURCHASER has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, which has been duly authorized by all proper and necessary corporate and other action on the part of PURCHASER and no further authorization, consent or approval of PURCHASER, or its members, or of any regulatory body or third-party is required a condition to the validity of this Agreement or to give effect to the transactions contemplated hereby. This Agreement constitutes a valid and binding agreement of PURCHASER and is enforceable against PURCHASER in accordance with its terms.

         3.3 Registration. The PURCHASER's Common Stock is duly registered under the Securities Exchange Act of 1934, as amended.

         3.4 Compliance with Other Instruments. The execution, delivery and performance of this Agreement will not result in the violation of any of the provisions of the governing instruments of PURCHASER or any provision of any mortgage, indenture, contract, agreement, instrument, judgment or decree to which PURCHASER is a party or by which PURCHASER is bound, or of any provision of any judgment, writ, decree order, statute, rule or governmental regulation applicable to PURCHASER.

         3.5 Litigation. Except as set forth in the Disclosure Schedule, there are no legal actions, suits, arbitrations or other legal, administrative or governmental proceedings pending or, to the knowledge of PURCHASER, threatened against PURCHASER or its properties, assets or business and PURCHASER is not aware of any facts which might result in or form the basis for any such action, suit or other proceeding. PURCHASER is not in default with respect to any judgment, order, injunction or decree of any court or any governmental agency or instrumentality.


                        SECTION IV - CONDITIONS PRECEDENT
                           TO OBLIGATIONS OF PURCHASER

         The obligations of PURCHASER under this Agreement are subject to the fulfillment, on or before the Closing Date, of the following conditions precedent, each of which may be waived in writing in the sole discretion of PURCHASER.

         4.1 Truth of Representations and Warranties; Compliance with Covenants and Obligations. The representations and warranties of SELLER shall be true on and as of the Closing Date in all material respects as those such representations and warranties were made on and as of such date. SELLER shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

         4.2 Consents of Third Parties. SELLER shall have received all requisite consents and approvals of all third parties whose consent or approval is required in order for SELLER to consummate the transactions contemplated by this Agreement.

         4.3 Adverse Proceedings. No action or proceeding by or before any court or other governmental body shall have been instituted by any governmental body or person whatsoever which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement or which might affect the right of PURCHASER to own the Purchased Assets and direct the operation of the Purchased Assets after the Closing.

         4.4 Closing Deliveries. PURCHASER shall have received at or prior to the Closing each of the following documents:

                  (a) A Warranty Bill of Sale substantially in the form attached hereto as Exhibit C executed by SELLER;

                  (b) Such other instruments of conveyance, assignment and transfer, in form and substance reasonably satisfactory to PURCHASER, as shall be necessary or appropriate to convey, transfer and assign to and to vest in PURCHASER, good and marketable title in and to the Purchased Assets;

                  (c) Such certificates of SELLER and such other documents evidencing satisfaction of the conditions specified in this Section IV as PURCHASER shall reasonably request;

                  (d) A certificate of the Secretary of SELLER attesting to the incumbency of SELLER's officers and the authenticity of those resolutions authorizing the transactions contemplated by the Agreement; and

                  (e) Such other documents, instruments or certificates as PURCHASER may reasonably request.


                       SECTION V - CONDITIONS PRECEDENT TO
                              OBLIGATIONS OF SELLER

         The obligations of SELLER under this Agreement are subject to the fulfillment, on or before the Closing Date, of the following conditions precedent, each of which may be waived in writing at the sole discretion of SELLER.

         5.1 Truth of Representations and Warranties; Compliance with Covenants and Obligations. The representations and warranties of PURCHASER in this Agreement shall be true on and as of the Closing Date in all material respects as though such representations and warranties were made on and as of such date. PURCHASER shall have performed and complied in all material respects with all terms, conditions, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

         5.2 Corporation Proceedings. All corporate and other proceedings required to be taken on the part of PURCHASER to authorize or carry out this Agreement shall have been taken.

         5.3 Consents of Third Parties. PURCHASER shall have received all requisite consents and approvals of all third parties whose consent or approval is required in order for PURCHASER to consummate the transactions contemplated by this Agreement.

         5.4 Adverse Proceedings. No action or proceeding by or before any court or other governmental body shall have been instituted by any governmental body or person whatsoever which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement or which is reasonably likely to affect the right of SELLER to transfer the Purchased Assets.

         5.5 Closing Deliveries. SELLER shall have received at or prior to the Closing each of the following documents:

                  (a) One Hundred Twenty-Five Thousand shares of the Common Stock of PURCHASER;

                  (b) A certificate of the Secretary of PURCHASER attesting to the incumbency of officers of PURCHASER and the authenticity of resolutions authorizing the transactions contemplated by this Agreement; and

                  (c) Such other documents, instruments or certificates as SELLER may reasonably request.


                          SECTION VI - INDEMNIFICATION

         6.1 Indemnification by PURCHASER. PURCHASER agrees to defend, indemnify and hold SELLER, its directors, officers, employees and agents harmless from and against any loss, claim, damage, liability or expense (including attorneys' fees and costs) incurred or sustained by SELLER on account of (a) any misrepresentation or breach of representation, warranty, covenant or agreement of PURCHASER in this Agreement, or in any Exhibit attached hereto, or (b) any liability or obligation of PURCHASER or (c) the operation, ownership or use of the Purchased Assets subsequent to the Closing Date.

         6.2 Indemnification by SELLER. SELLER agrees to defend, indemnify and hold PURCHASER, its directors, officers, employees and agents harmless from and against any loss, claim, damage, liability or expense (including attorneys' fees and costs) incurred or sustained by PURCHASER or its directors, officers, employees or agents on account of (a) any misrepresentation or breach of representation, warranty, covenant or agreement of SELLER in this Agreement or in any Exhibit hereto or (b) any liability or obligation of SELLER or (c) the operation, ownership or use of the Purchased Assets prior to the Closing Date.

         6.3 Claims for Indemnification. Whenever any claim shall arise for indemnification hereunder, the party seeking indemnification (the "Indemnified Party"), shall promptly notify the party from whom indemnification is sought (the "Indemnifying Party") of the claim and, when known, the facts constituting the basis for such claim; provided, however, that no delay on the part of the Indemnified Party notifying any Indemnifying Party shall relieve the Indemnifying Party from any liability or obligation hereunder except to the extent of any damage or liability caused by or arising out of such failure; provided, further, however, that no claim for indemnification may be asserted by an Indemnified Party unless notice of the claim shall have been delivered on or before the date which is 2 years and 30 days after the Closing Date. In the event of any such claim for indemnification hereunder resulting from or in connection with any claim or legal proceedings by a third party, the notice to the Indemnifying Party shall specify, if known, the amount or estimate of the amount of the liability arising therefrom. The Indemnified Party shall not settle or compromise any claim by a third party from which it is seeking indemnification hereunder without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld, unless the Indemnifying Party shall not have taken control of the defense of such claim as provided in Section
6.4 of this Agreement, after notification thereof pursuant to this Section 6.3.

         6.4 Defense by Indemnifying Party. In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any claim or legal proceeding by a person who is not a party to this Agreement, the Indemnifying Party at its sole cost and expense may upon written notice to the Indemnified Party given within 20 days after the date of the notice of the claim from the Indemnified Party pursuant to Section 6.3 assume the defense of such claim or legal proceeding with counsel approved by the Indemnified Party, which approval shall not be unreasonably withheld, if (i) the Indemnifying Party acknowledges to the Indemnified Party in writing the Indemnifying Party's obligations to indemnify the Indemnified Party with respect to all elements of such claim, (ii) the third party seeks monetary damages only and (iii) an adverse resolution of the third party's claim would not have a materially adverse effect on the good will or the reputation of PURCHASER or SELLER or the future operation, ownership or use of the Purchased Assets. If the Indemnifying Party so assumes such defense, the Indemnified Party shall be entitled to participate in (but not control) such defense with its counsel and at its own expense (except that the Indemnifying Party will be responsible for the reasonable fees and expenses of separate co-counsel to the extent the Indemnified Party reasonably concludes that the counsel that the Indemnifying Party has selected has a conflict of interest). In addition, if the Indemnifying Party so assumes such defense it shall take all steps necessary in the defense or settlement thereof; provided, however, that the Indemnifying Party shall not consent to any settlement or to the entry of any judgment with respect to a claim or legal proceeding which does not include a separate release of the Indemnified Party from all liability with respect thereto without the written consent of the Indemnified Party. If the Indemnifying Party does not or is not permitted under the terms hereof to assume the defense of any such claim or legal proceeding (a) the Indemnified Party may defend such claim against such claim or legal proceeding (with the Indemnifying Party responsible for the reasonable fees and expenses of counsel for the Indemnified Party) in such manner as it may deem appropriate (including but not limited to settling such claim or legal proceeding on such terms as the Indemnified Party may deem appropriate and (b) the Indemnifying Party shall be entitled to participate in (but not control) the defense of such action, with its counsel and at its own expense.


                            SECTION VII - TERMINATION

         7.1 Pre-Closing. This Agreement may be terminated at any time at or prior to the Closing:

                  (a) By the mutual  written  agreement of SELLER and PURCHASER;
         or

                  (b) By either party,  upon written notice to the other, in the
         event  the   transactions   contemplated  by  this  Agreement  are  not
         consummated on or before June 15, 1997.

         7.2 Post-Closing. This Agreement may be terminated at any time on or after November 3, 1997, by either party, upon notice to the other, in the event that PURCHASER shall not have received a disbursement from AST with respect to the Offering on or before November 3, 1997.

         In the event of the  termination  of this  Agreement  pursuant  to this
Section VII, this Agreement shall thereafter become void and have no effect, ab initio, and no party hereto shall have any liability to the other or their respective shareholders or directors or officers in respect thereof, except that nothing herein shall relieve any party from liability from any breach of this Agreement prior to such termination.


            SECTION VIII - CONDUCT PENDING RELEASE OF CLOSING ESCROW

         From and after the execution hereof, SELLER:

                  (a) Shall not directly or indirectly, through any officer, director, agent or otherwise solicit or initiate, directly or indirectly, or encourage submission of inquiries, proposals or offers from any potential buyer (other than the PURCHASER) or participate in any discussions or negotiations regarding, or furnish any person any information with respect to, the sale or disposition of all or any portion of the Purchased Assets;

                  (b) Shall not,  without the consent of PURCHASER engage in any
         transaction  relating  to  the  Purchased  Assets,   including  without
         limitation the following:

                          (i) Enter into any contract;

                          (ii) Grant or allow to attach any  Encumbrance  to the
                  Purchased Assets; and

                          (iii) Waive, cancel or compromise any rights;

                  (c) Shall, in all material respects, continue to:

                          (i) Maintain and preserve the Purchased Assets to quality standards acceptable to PURCHASER;

                          (ii) Maintain its books, accounts and records in the usual manner consistent with current practice; and

                          (iii) Duly comply with all applicable laws.


                           SECTION IX - MISCELLANEOUS

         9.1 Further Assurances. If at any time after the Closing, PURCHASER shall determine or be advised that any further assignments or assurances in law or any other acts are necessary, desirable or proper: (a) to vest, perfect or confirm, of record or otherwise, in PURCHASER the title to and possession of the Purchased Assets or any other property, right or interest acquired or to be acquired as a result of the Closing, or (b) otherwise to carry out the purposes of this Agreement, SELLER agrees to promptly execute and deliver all such assignments, consent, deeds, documents, instruments and assurances in law and do all acts necessary, deemed desirable or proper by PURCHASER to vest, perfect or confirm, of record or otherwise, title to or possession of the Purchased Assets or to such other property, right or interest in PURCHASER and otherwise to carry out the purposes of this Agreement.

         9.2 Survival of Representations, Warranties, Covenants and Agreements. The representations, warranties, covenants and agreements of PURCHASER and SELLER shall survive the Closing.

         9.3 Notices. Any notice or other communication required or permitted hereunder shall be sufficiently given if delivered personally or sent by overnight courier, registered or certified mail or by next business day courier, postage or charges prepaid, addressed, in the case of PURCHASER, to:

                  PowerTrader, Inc.
                  Suite 591, 885 Dunsmuir Street
                  Vancouver, B.C.  V6C 1N5
                  Attention:  Michael C. Withrow

         with a copy to:

                  Douglas J. Bates, Esq.
                  Gallop, Johnson and Neuman, L.C.
                  101 S. Hanley, Suite 1600
                  St. Louis, MO 63105

         or, in the case of SELLER, to:

                  West Coast Title Search Ltd.
                  LEGAL NOTICE
                  93 Sixth Street
                  New Westminster, B.C.  V3L 2H8
                  Attention: Wayne Crookes

         with a copy to:

                  Kerr Redekop Leinburd & Boswell
                  Barristers and Solicitors
                  706-1285 West Broadway
                  Vancouver, B.C.  V6H 3X8
                  Attention: Todd L. Kerr, Esq.

or to such other person or address as shall be furnished in writing by any party to the other party prior to the giving of the applicable notice or communication. Any such notice or communication shall be deemed to have been given as of the date personally delivered, mailed or delivered to a next business day delivery courier.

         9.4 Specific Performance. In the event of a breach by any party hereto of any of its obligations hereunder for any reason, any other party shall have the option, exercisable in its sole discretion, to enforce the terms of this Agreement by decree of specific performance, it being agreed and understood that the Purchased Assets are unique and not readily available in the open market. Should any party elect to pursue the remedy of specific performance, such remedy shall not be exclusive, and the breaching party shall also be liable for damages should such other party elect to pursue such an action.

         9.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         9.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.

         9.7 Miscellaneous. This Agreement (including the Exhibits hereto, which form a part of this Agreement as fully as if incorporated herein at each point of reference thereto):

                  (a) constitutes the entire agreement and understanding and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof;

                  (b) shall not confer any rights or remedies hereunder upon any person other than the parties to this Agreement and their successors and assigns, and no person shall be deemed to be a third party beneficiary of any portion of this Agreement;

                  (c) shall be governed, in all respects, including validity, interpretation and effect, by the laws of British Columbia;

                  (d) shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs, and legal representatives; and

                  (e) the parties agree that time is of the essence in this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                         "PURCHASER"

                                         POWERTRADER, INC.


                                         By: /s/ Michael C. Withrow
                                             ------------------------------
                                             Michael C. Withrow, President


                                         "SELLER"

                                         West Coast Title Search Ltd


                                         By:  /s/ Wayne Crookes
                                              ------------------------------
                                         Name: Wayne Crookes

                                         Title: President